UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 9, 2011 (March 15, 2011)
HCA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11239 (Commission File Number)	27-3865930 (I.R.S. Employer Identification No.)

One Park Plaza, Nashville,
Tennessee (Address of Principal Executive Offices)	37203 (Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-10.1
EX-10.3

Item 1.01	Entry into a Material Definitive Agreement
     On March 9, 2011, in connection with the pricing of the initial public offering (the “Offering”) of its common stock, par value $0.01 per share, described in the Registration Statement on Form S-1 (File No. 333-171369), as amended (the “Registration Statement”), HCA Holdings, Inc. (the “Company”) entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”), which sets forth certain rights, obligations and agreements of affiliates of or funds sponsored by Bain Capital Partners, LLC (“Bain”), Kohlberg Kravis Roberts & Co., L.P. (“KKR”), BAML Capital Partners (“BAML”) and Company founder Dr. Thomas F. Frist, Jr. (the “Frist Entities” and, together with Bain, KKR and BAML, the “Investors”), as holders of the Company’s common stock through their investment in Hercules Holding II, LLC. Pursuant to the Stockholders’ Agreement, the Investors have consent rights over certain significant corporate actions and have certain rights to nominate directors to the Company’s board and appoint directors to its committees.
     Affiliates of the Investors have various relationships with the Company, including acting as underwriters for the Offering. For further information concerning other material relationships between the Company, the Investors and their respective affiliates, see the sections entitled “Certain Relationships and Related Party Transactions” and “Underwriting” in the Company’s prospectus, dated March 9, 2011, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended.
     A copy of the Stockholders’ Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The above description of the Stockholders’ Agreement is not complete and is qualified in its entirety by reference to such exhibit.

Item 1.02	Termination of a Material Definitive Agreement
     The Investors have provided management and advisory services to the Company and HCA Inc., a wholly owned subsidiary of the Company (“HCA”), pursuant to a management agreement among HCA and the Investors (the “Management Agreement”) executed in connection with Investors’ acquisition of HCA in November 2006. The Management Agreement terminated pursuant to its terms upon completion of the Offering, and the Investors and certain members of the Frist family were paid a final fee of approximately $211 million.
     Affiliates of the Investors have various relationships with the Company, including acting as underwriters for the Offering. For further information concerning other material relationships between the Company, the Investors and their respective affiliates, see the sections entitled “Certain Relationships and Related Party Transactions” and “Underwriting” in the Company’s prospectus, dated March 9, 2011, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

Item 3.03	Material Modification to Rights of Security Holders
     The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Directors
     On March 9, 2011, Jay O. Light and Geoffrey G. Meyers were appointed to the Company’s Board of Directors, thereby joining Messrs. Richard M. Bracken, R. Milton Johnson, Christopher J. Birosak, John P. Connaughton, James D. Forbes, Kenneth W. Freeman, Thomas F. Frist III, William R. Frist, Christopher R. Gordon, Michael W. Michelson, James C. Momtazee, Stephen G. Pagliuca and Nathan C. Thorne. Messrs. Light and Meyers will also serve as members of the Company’s Audit and Compliance Committee and Compensation Committee. Biographical information regarding these directors and a description of the material terms of their compensation have previously been reported by the Company in its prospectus, dated March 9, 2011, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

     In connection with the Offering, and pursuant to the Company’s 2006 Stock Incentive Plan for Key Employees of HCA Holdings, Inc. and its Affiliates, as Amended and Restated (as so amended and restated, the “Plan”), the Company granted 9,167 restricted stock units to each of Messrs. Light and Meyers.
Amended and Restated 2006 Stock Incentive Plan
     Effective March 9, 2011, the Company’s Board of Directors and its shareholders adopted the Plan. The Plan provides for the granting of stock options, stock appreciation rights, and other stock-based awards or dividend equivalent rights to key employees, directors, consultants or other persons having a service relationship with the Company, its subsidiaries and certain of its affiliates. The amendments to the Plan, among other things, increased the number of shares authorized for issuance pursuant to such Plan by 40,000,000 (post-split) (no more than 1,000,000 of which may be granted in the form of stock options in any given fiscal year).
     A copy of the Plan is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The above description of the Plan is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     As contemplated in the Registration Statement, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) became effective on March 9, 2011. The Charter, among other things, provides that (1) each outstanding share of common stock of the Company, including treasury shares, was automatically split up, reclassified and converted into 4.505 shares of common stock and (2) the Company’s authorized capital stock consists of 1,800,000,000 shares of common stock, par value $0.01 per share, and 200,000,000 shares of preferred stock.
     The Company’s bylaws were also amended and restated as of March 9, 2011, as contemplated in the Registration Statement. The Amended and Restated Bylaws (the “Bylaws”) of the Company provide, among other things, (1) the procedures for stockholder nominations and proposals at special and annual meetings of stockholders and (2) that, as long as Hercules Holding II, LLC maintains a majority interest in the Company’s common stock the Bylaws may be amended by a majority stockholder vote, but that thereafter the Bylaws may only be amended by the affirmative vote of 75% of the Company’s outstanding shares.
     The above description of the Charter and Bylaws is only a summary and is qualified in its entirety by reference to such exhibits. For further information regarding the foregoing and other provisions of the Charter and the Bylaws, see “Description of Capital Stock” in the Company’s prospectus dated March 9, 2011, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The Charter and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and such exhibits are incorporated by reference herein.

Item 8.01.	Other Events.
     On March 15, 2011, the Company completed the Offering, including the exercise in full by the underwriters of their option to purchase additional shares, of 145,130,000 shares of common stock for cash consideration of $30.00 per share ($28.9125 per share, net of underwriting discounts) to a syndicate of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC. In the Offering, the Company sold 87,719,300 shares for approximately $2.5 billion in net proceeds before expenses, and the selling stockholders sold 57,410,700 shares for approximately $1.7 billion in net proceeds before expenses.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit
Exhibit 3.1	Amended and Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-171369), and incorporated herein by reference).
Exhibit 3.2	Amended and Restated Bylaws of the Company (filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-171369), and incorporated herein by reference).
Exhibit 10.1	Stockholders’ Agreement, dated as of March 9, 2011, by and among the Company, Hercules Holding II, LLC and the other signatories thereto.
Exhibit 10.2
2006 Stock Incentive Plan for Key Employees of HCA Holdings, Inc. and its Affiliates, as Amended and Restated (filed as Exhibit 10.11(b) to the Company’s Registration Statement on Form S-1 (File No. 333-171369), and incorporated herein by reference).

Exhibit 10.3	Form of Director Restricted Share Unit Agreement Under the 2006 Stock Incentive Plan for Key Employees of HCA Holdings, Inc. and its Affiliates, as Amended and Restated.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC. (Registrant)
By:	/s/ R. Milton Johnson
R. Milton Johnson
President and Chief Financial Officer

Date: March 15, 2011

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 3.1	Amended and Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-171369), and incorporated herein by reference).
Exhibit 3.2	Amended and Restated Bylaws of the Company (filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-171369), and incorporated herein by reference).
Exhibit 10.1	Stockholders’ Agreement, dated as of March 9, 2011, by and among the Company, Hercules Holding II, LLC and the other signatories thereto.
Exhibit 10.2
2006 Stock Incentive Plan for Key Employees of HCA Holdings, Inc. and its Affiliates, as Amended and Restated (filed as Exhibit 10.11(b) to the Company’s Registration Statement on Form S-1 (File No. 333-171369), and incorporated herein by reference).

Exhibit 10.3	Form of Director Restricted Share Unit Agreement Under the 2006 Stock Incentive Plan for Key Employees of HCA Holdings, Inc. and its Affiliates, as Amended and Restated.